UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street Omaha, Nebraska

68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

4/30

Date of reporting period:   10/31/10

Item 1.  Reports to Stockholders.

Semi-Annual Report

October 31, 2010

CLASS A SHARES

Ticker Symbol CMGTX

CLASS C SHARES

Ticker Symbol CMGCX

1-866-CMG-9456

www.CMGARSFunds.net

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of CMG Absolute Return Strategies Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Dear Shareholders,

We would like to take this opportunity to present our macroeconomic outlook for 2011, discuss the Fund’s positioning and expectations for the intermediate term and illuminate what we believe is a new investment paradigm that will move investors towards a more diversified investment model similar to what endowments have been doing for years: an approach that combines passive and active investment management.

History shows that the market moves in cycles.  In the past 113 years, there have been four secular bull market periods and four secular bear market periods (This according to research from Rydex SGI with data from data from dowjones.com). The current secular bear started in 2000.  Today, even after the post market crash recovery rally, the Dow Jones Industrial Average remains well below its 2007 peak.  Understanding the secular nature of the market is important as traditional long biased portfolio exposure does well in secular bull periods yet faces significant head winds in secular bear periods as secular bears tend to last a long time with little net return.

Of the three prior secular bear cycles, the average secular bear lasted 20 years with an average -0.83% cumulative return.  The shortest of the secular bears lasted 17 years (1965 to 1982).  We are ten years into the current secular bear.  Also important to understand is that there are shorter term bull and bear market moves that exist within a long term secular cycle.  According to Crestmont Research, historically, 42% of the years are positive performing years within in a long-term secular bear cycle while 83% of the years are positive years within a long-term secular bull market cycle. That data can be found at www.CrestmontResearch.com.  We believe it is important to consider the nature of the secular environment when determining your investment portfolio allocation.

Looking forward, we believe we are in the late stages of the post crash liquidity fueled rally, and after a good start to the new year we expect global markets to face a more challenging environment in the second half of 2011.  First a favorable technical trend tied to the four year presidential election cycle (historically year three is positive) and significant support from the Fed favors the risk on trade.  We believe the best returns will be achieved in the first half of 2011 with caution advised post April as the average correction within a long-term secular bear cycle is 34% according to Ned Davis Research.

September 2010 turned out to be the best September for the stock market since 1939 and the best monthly performance for the S&P in ten years. So is it time to get excited about the stock market? The last time the S&P was up roughly 10% in one month was March of 2000. That was followed by a 50% decline in the market over the following three years. After September 1939's performance, it took ten years before we entered a secular bull market. This past October marked the three year anniversary of the high mark for the S&P 500 (it hit 1,565 on October 9, 2007). As a historical guide, it took 15 years for investors to recover from the Crash of 1929 if they had reinvested their dividends, and it took seven years for stock prices to regain their highs after the Internet bubble burst in 2000, according to Ned Davis Research.  Are we out of the woods or is this simply a nice rally within the framework of a longer-term secular bear market?  We believe portfolios need to be structured with a focus on risk management.

As markets gain, investors tend to settle into a false sense of confidence.  Today, bullishness is rampant yet beneath the surface there remain tremendous economic imbalances in the US and the global economy as a whole.  Despite the fact that global economic decoupling has been discredited in recent years (the financial crisis spread to all corners of the globe), the global economy has become more clearly demarcated in the past two years as Emerging Markets continue to grow at a much faster pace than more industrialized countries in Europe and Asia and the US.   We believe this trend is likely to continue and will be the source of global macroeconomic stress in the coming years.  Simply put, Europe and the US spend too much and the Emerging economies don’t spend enough.  This point remains the main source of friction between the US and China and the source of Eurozone stress between Germany and the balance of the EU as most of Europe over-consumes what the German export machine produces.

In the US, corporations have deleveraged (although the financial sector may still have some work to do) and the consumer is still in the process of doing so as lower consumption and higher savings trends indicate.  The slack in the economy has forced the US government to step in and prop up asset prices and demand through a myriad of Keynesian economic injections.  The Federal Reserve and the Treasury stabilized asset prices through massive purchases of debt and capital injections in the banking system, a guarantee of the GSEs and the newly launched quantitative easing 2 (QE2).  Fiscal medicine has come in the form of unemployment benefits, an $900 billion stimulus in 2009, and now the Bush tax compromise (or political procrastination for two years).  While these actions have limited the depth of the recession, they may prolong the recovery.

The Eurozone crisis will escalate in 2011 and has the potential to derail global growth as the European banking sector is heavily exposed to European sovereign debt.  The crisis has spread from Greece to Ireland to Portugal and will ultimately lead to Spain where the combination of budget problems, private debt problems and a weak banking system could fracture the Eurozone.  Current attempts by European policy makers and central bankers have missed the mark and a serious attempt at restructuring is needed before the crisis can abate.  While the solution to the crisis lies in Germany, it will take a coordinated effort by all EMU (European Monetary Union) members to resolve the crisis.  Does the political will exist? There are solutions to the current debt crisis, but they will not be without pain.  Austerity, a tightening of budgets and reduction of government spending, is certainly required and is currently being implemented in several countries, including the UK, Greece and Ireland.  However, cutting spending alone will not help.  The key to resolution will lie in a trade off between the debtors (European governments) and the creditors (investors, namely European banks).  In an individual sovereign country this rebalancing typically occurs through a devaluation of the currency (also known as “monetizing the debt”) that makes exports more competitive and internal austerity more palatable.  While this would boost Germany’s exports further, it does not help the rest of Europe.  We believe that only a coordinated debt restructuring with a trade off between the banks and the debtor governments can work.  Banks may have to take a haircut on their holdings by either extending the maturities on current debt or taking a write-down on current holdings while asking for shorter maturities and higher rates to compensate for the restricting.  European governments will pay higher rates than in the past and have to find a balance between serving their citizens and destabilizating their banking system.  In this crisis there are only bad choices and the longer Europe prolongs this difficult adjustment, the less likely it is going to happen on favorable terms.

In the US, there is a parallel to the problems Europe faces.  The debt problems of state governments, most notably California, are very similar to those of the EMU.  While states can issue debt, they cannot print money or devalue their currency.  They can only borrow more and hope that a combination of spending cuts, higher taxes and higher growth can help them emerge from their debt problems.  Unfortunately, for some states, the only solution will be a bailout by the Federal government.  Some municipalities may default on their debt, but it is highly unlikely that the Federal government will allow any state government, especially California (approximately 1/7 of total US GDP) to go bankrupt and default on debt issues that are held by millions across the country.  Yet as defaults mount, interest rates press higher as higher risk demands a higher interest rate.  The looming debt crisis at the state level will only add to the current Federal deficit.  The cost of political inaction on the US deficit will become very real as investors (such as the Chinese) will demand higher interest rates on US treasuries.  The US should learn from the mistake European leaders continue to make.  If politicians can’t show they can make the difficult fiscal decisions that are necessary, global bond investors will do it for them by asking for higher rates of return for the risk they must bear.  The amount of debt needed to plug deficits in industrialized countries is staggering.  The Institute of International Finance, a global association of financial institutions, estimates that the US needs to raise over $4 trillion in 2011, Europe needs to borrow another $3 trillion and Japan may have to raise funds equivalent to half its GDP, approximately $2.5 trillion.

Sovereign debt fears will hang over Europe and the US for most of the year and will limit growth in both areas.  Furthermore, we believe persistently low interest rates will continue to force capital into Emerging Markets, exacerbating inflationary pressures.  In China, banks have been forced to increase reserves several times and the government continues to contemplate price caps to limit the impact of inflation on the masses.  In Brazil and India, policymakers worry about property bubbles and rising currencies that could threaten the global competitiveness of emerging business.  Foreign capital flows are essential to Emerging Markets, but only up to a point.  From a global standpoint, the deflation problems of Europe, Japan and the US are being exported to Emerging Markets where they face tremendous inflation.

We believe that sovereign debt fears and global growth imbalances will lead to higher interest rates in the coming years impacting both fixed income returns and equity risk premiums.  Bonds have been in a 20 year secular bull market (rising bond prices, falling interest rates) that we believe is coming to an end and we fear that most US investors are unprepared for a rising interest rate environment (today, pouring billions into bond mutual funds with no defined maturity at precisely the wrong time).

For now we see slow growth, relatively high unemployment, with significant risk of rising interest rates and rising inflation in the years ahead.  We sit in the John Mauldin “Muddle Through” and the Mohammad El-Erian and Bill Gross “New Normal” camp.  Similar to past secular bear markets, we see choppy to sideways equity markets for a number of years to come (Some very good rallies followed by very hard declines-typical secular bear market behavior).  As the Fed and other world government paper over the problems, we see the risk of significantly higher interest rates and inflation two to five years from now.  The ability to manage this impact effectively will require strong risk management and active trading as interest rates rarely rise in a linear fashion.  The Fund is positioned to effectively manage the risks and capitalize on the opportunities that will arise from these market changes.

The Fund has a current allocation (as of December) of approximately 35% to fixed income strategies, 50% to equity trading strategies and 15% to G10 currencies.  The fixed income allocation in the portfolio is currently split between four underlying strategies invested in US high yield bonds and US Treasury trading strategies.  All of the underlying fixed income strategies have strong risk management disciplines and the ability to move to cash or short positions.  Even in a rising interest rate environment (like the 1970s) there are many periods of cyclical strength in bond prices that will call for dynamic exposure management.  Our underlying strategies are designed to capture the intermediate to long-term trends in bonds but also manage the risks associated with short-term counter-trend price movements.  The Fund’s equity allocation is diversified amongst six underlying strategies.  While primarily quantitative, the underlying strategies are diversified across a number of indices and sectors, have different holding periods and exhibit complimentary correlation characteristics.  Finally, the Fund has a 15% allocation to G10 currencies.  It is a quantitative strategy that trades long or shorts the various G10 currencies.  The macroeconomic dynamics we describe in our outlook will have a large impact on global currency movements creating opportunities for systematic FX traders.

We believe alternative investments and absolute return strategies are a fundamental component of any well diversified investment portfolio.  The traditional 60% equities 40% fixed income “passive” investment approach to portfolio management dominated the past decade, yet it was a decade that failed to deliver adequate results. On the equity side, it is a passive strategy that faces significant head winds in long-term secular bear cycles.  On the fixed income side, it is a passive strategy that will underperform in a rising interest rate environment.  We believe a period of low growth and rising interest rates lies ahead.  Investors looking towards retirement can ill afford another lost decade of investing.

We believe that a better formula for investment success is a combination of passive and active investment management:  a shift from the traditional 60/40 to 1/3 Equities, 1/3 Fixed Income and 1/3 Alternative/Absolute Return investments.  The diversifying effects of alternative investments such as long/short quantitative trading strategies and managed futures are essential to generating adequate returns in this ongoing secular bear market.

For more information on how to incorporate active investment management and alternative asset classes into your portfolio, please contact CMG at 610-989-9090.  Our Investment Advisor Representatives can share a number of resources that will illuminate our investment philosophy and show you how to best utilize the Fund as a diversified non-correlating component of your overall portfolio allocation.

Best wishes for a happy, healthy New Year.

Kindest regards,

Stephen B. Blumenthal

Portfolio Manager

CMG Absolute Return Strategies Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
October 31, 2010

Shares	Security	Value
	COMMON STOCK - 0.54%
	ELECTRIC - 0.22%
8,000	Cleco Corp.	$ 250,160

	OIL & GAS SERVICES - 0.32%
8,000	Baker Hughes, Inc.	370,640

	TOTAL COMMON STOCK	620,800
	( Cost - $621,708)

	MUTUAL FUNDS - 30.90%
	ASSET ALLOCATION FUND - 0.53%
4,441	Rydex Russell 2000 2x Strategy Fund*	606,588

	DEBT FUND - 24.13%
114,230	Access Flex High Yield Fund	3,350,360
417,922	Direxion Dynamic High Yield Bond Fund	6,051,512
958,868	PIMCO High Yield Fund	9,013,355
502,071	Rydex Series - Inverse Government Long Bond Strategy Fund*	6,205,596
256,863	Security High Yield Fund	3,321,236
		27,942,059
	EQUITY FUND - 6.24%
32,532	Rydex Inverse S&P 500 2x Strategy Fund	598,263
5,616	Rydex Nasdaq 100 2X Strategy Fund*	624,177
62,205	Rydex Series - Basic Materials Fund	3,054,873
57,465	Rydex Series - Electronics Fund *	2,946,793
		7,224,106

	TOTAL MUTUAL FUNDS	35,772,753
	( Cost - $34,796,411)

	SHORT-TERM INVESTMENTS - 66.19%
	MONEY MARKET FUND - 44.06%
19,726,760	Fifth Third Institutional Money Market Fund, 0.01% +	19,726,760
2,587,069	ProFunds Money Market Profund, 0.02% +	2,587,069
9,345,421	Rydex Series US Government Money Market Fund, 0.01% +	9,345,421
19,354,695	Rydex Series US Government Money Market Fund, 0.01% +	19,354,695
		51,013,945
	U.S. GOVERNMENT - 22.13%
9,500,000	United States Treasury Bill, 0.16%, due 4/28/2011	9,491,925
16,137,000	United States Treasury Bill, 0.11%, due 1/27/2011	16,132,312
		25,624,237

	TOTAL SHORT-TERM INVESTMENTS	76,638,182
	( Cost - $76,638,182)

	TOTAL INVESTMENTS - 97.63%
	(Cost - $112,056,301 ) (a)	113,031,735
	OTHER ASSETS LESS LIABILITIES - 2.37%	2,745,266
	NET ASSETS - 100.00%	$ 115,777,001

The accompanying notes are an integral part of these financial statements.

CMG Absolute Return Strategies Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
October 31, 2010

	+ Money market fund; interest rate reflects seven-day yield on October 31, 2010.
	* Non-income producing security.

	(a) Represents cost for financial reporting purposes and differs from market value
	by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized Appreciation:	$ 976,342
	Unrealized Depreciation:	(908)
	Net Unrealized Appreciation:	$ 975,434

		Unrealized
		Appreciation
Contracts	OPEN LONG FUTURES CONTRACTS	(Depreciation)
117	Australian Dollar Future December 2010	721,685
	(Underlying Face Amount at Value $11,398,140)
50	Canadian Dollar Future December 2010	79,930
	(Underlying Face Amount at Value $4,896,500)
37	Japanese Yen Future December 2010	243,350
	(Underlying Face Amount at Value $5,748,413)
6	USD/SEK Future December 2010	(51,283)
	(Underlying Face Amount at Value $600,000)
	TOTAL OPEN LONG FUTURES CONTRACTS	993,682

	WRITTEN FUTURES CONTRACTS
15	British Pound Future December 2010	(25,688)
	(Underlying Face Amount at Value $1,501,219)
16	Euro FX Future December 2010	600
	(Underlying Face Amount at Value $2,778,000)
14	New Zealand Dollar Future December 2010	(21,890)
	(Underlying Face Amount at Value $1,062,040)
5	Swiss Franc Future December 2010	5,500
	(Underlying Face Amount at Value $634,438)
38	US 2YR Note (CBT) December 2010	(5,938)
	(Underlying Face Amount at Value $8,359,392)
62	US 5YR Note (CBT) December 2010	2,423
	(Underlying Face Amount at Value $7,537,836)
35	US 10 Year Future December 2010	12,030
	(Underlying Face Amount at Value $4,419,835)
16	US Long Bond Future December 2010	18,000
	(Underlying Face Amount at Value $2,095,008)
6	US Ultra Bond December 2010	9,937
	(Underlying Face Amount at Value $809,064)
45	USD/NOK Future December 2010	231,913
	(Underlying Face Amount at Value $4,509,000)
	TOTAL OPEN WRITTEN FUTURES CONTRACTS	226,887

	TOTAL NET UNREALIZED APPRECIATION FROM
	OPEN FUTURES CONTRACTS	$ 1,220,569

The accompanying notes are an integral part of these financial statements.

CMG Absolute Return Strategies Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
October 31, 2010

Assets:
Investments in Securities at Value (identified cost $112,056,301)	$113,031,735
Deposit with Broker	3,273,087
Dividends and Interest Receivable	33,738
Receivable for Securities Sold	595,938
Receivable for Fund Shares Sold	45,000
Due From Broker - Variation Margin	138,901
Prepaid Expenses and Other Assets	20,067
Total Assets	117,138,466

Liabilities:
Payable for Securities Purchased	1,003,060
Payable for Fund Shares Redeemed	123,188
Accrued Advisory Fees	161,741
Accrued Distribution Fees	40,791
Payable to Other Affiliates	19,488
Accrued Expenses and Other Liabilities	13,197
Total Liabilities	1,361,465

Net Assets	$115,777,001

Net Asset Value, Offering and Redemption Price Per Share
Class A:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 11,487,981 shares outstanding)	$111,449,448
Net Asset Value and Redemption Price Per Share
($111,449,448/11,487,981 shares outstanding)	$ 9.70
Maximum Offering Price Per Share ($9.70/.9425)	$ 10.29

Class C Shares:
Net Assets (Unlimited shares of no par beneficial interest
authorized; 449,822 shares outstanding)	$ 4,327,553
Net Asset Value, Offering and Redemption Price Per Share
($4,327,553/449,822 shares outstanding) (a)	$ 9.62

Composition of Net Assets:
At October 31, 2010, Net Assets consisted of:
Paid-in-Capital	$116,300,150
Accumulated Net Investment Loss	(984,365)
Accumulated Net Realized Loss From Security Transactions	(1,734,787)
Net Unrealized Appreciation on:
Investments	975,434
Futures	1,220,569
Net Assets	$115,777,001
_______
(a) Class C Shares are subject to a 1.00% deferred sales charge on redemptions made within one year of purchase.

The accompanying notes are an integral part of these financial statements.

CMG Absolute Return Strategies Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended October 31, 2010

Investment Income:
Dividend Income	$ 399,840
Interest Income	17,356
Total Investment Income	417,196

Expenses:
Investment Advisory Fees	970,875
Distribution Fees- Class A	214,189
Administration Fees	55,940
Transfer Agent Fees	42,452
Registration & Filing Fees	27,424
Fund Accounting Fees	23,748
Distribution Fees- Class C	19,312
Chief Compliance Officer Fees	12,357
Legal Fees	9,972
Audit Fees	8,088
Custody Fees	5,984
Printing Expense	4,987
Trustees' Fees	2,743
Miscellaneous Expenses	3,490
Total Expenses	1,401,561
Net Investment Loss	(984,365)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	1,377,858
Futures Contracts	(451,692)
Net Change in Unrealized Appreciation on:
Investments	579,519
Futures Contracts	387,265
Net Realized and Unrealized Gain on Investments	1,892,950

Net Increase in Net Assets Resulting From Operations	$ 908,585

The accompanying notes are an integral part of these financial statements.

CMG Absolute Return Strategies Fund
STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months	For the Year
	ended	ended
	October 31, 2010	April 30, 2010
Operations:	(Unaudited)
Net Investment Loss	$ (984,365)	$ (1,263,374)
Net Realized Gain (Loss) on Investments and Futures Contracts	926,166	(2,660,953)
Net Change in Unrealized Appreciation on
Investments and Futures Contracts	966,784	1,229,219
Net Increase (Decrease) in Net Assets
Resulting From Operations	908,585	(2,695,108)

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued (2,248,247 and 15,289,467 shares respectively)	21,480,934	150,078,729
Cost of Shares Redeemed (1,753,713 and 4,296,020 shares respectively)	(16,787,379)	(41,572,181)
Total Class A Transactions	4,693,555	108,506,548

Class C Shares:
Proceeds from Shares Issued (160,088 and 395,484 shares respectively)	1,529,430	3,852,685
Cost of Shares Redeemed (15,377 and 90,373 shares respectively)	(145,799)	(872,895)
Total Class C Transactions	1,383,631	2,979,790
Net Increase in Net Assets From
Beneficial Interest Transactions	6,077,186	111,486,338

Increase in Net Assets	6,985,771	108,791,230

Net Assets:
Beginning of Period	108,791,230	-
End of Period*	$ 115,777,001	$ 108,791,230

*Includes accumulated net investment loss of:	$ (984,365)	$ -

The accompanying notes are an integral part of these financial statements.

CMG Absolute Return Strategies Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Six Months		One Year
	Ended		Ended
	October 31, 2010		April 30, 2010
	(Unaudited)
Net Asset Value, Beginning of Period	$ 9.63		$ 10.00

Decrease From Operations:
Net investment loss (a)	(0.08)		(0.17)
Net gain (loss) from securities
(both realized and unrealized)	0.15		(0.20)
Total from operations	0.07		(0.37)
Distributions to shareholders from:
Net investment income	-		-
Net realized gains	-		-
Total distributions	-		-

Net Asset Value, End of Period	$ 9.70		$ 9.63

Total Return (b)	0.73%		(3.70)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 111,449		$ 105,869
Ratio of expenses to average net assets (c)	2.48%	(e)	2.67%
Ratio of net investment loss
to average net assets (c)(d)	(1.73)%	(e)	(1.72)%
Portfolio turnover rate	2,837%		4,424%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for each period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(d) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(e) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

CMG Absolute Return Strategies Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class C
	Six Months		One Year
	Ended		Ended
	October 31, 2010		April 30, 2010
	(Unaudited)
Net Asset Value, Beginning of Period	$ 9.58		$ 10.00

Decrease From Operations:
Net investment loss (a)	(0.11)		(0.22)
Net gain (loss) from securities
(both realized and unrealized)	0.15		(0.20)
Total from operations	0.04		(0.42)
Distributions to shareholders from:
Net investment income	-		-
Net realized gains	-		-
Total distributions	-		-

Net Asset Value, End of Period	$ 9.62		$ 9.58

Total Return (b)	0.42%		(4.20)%

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 4,328		$ 2,922
Ratio of expenses to average net assets (c)	3.08%	(e)	3.27%
Ratio of net investment loss
to average net assets (c)(d)	(2.33)%	(e)	(2.32)%
Portfolio turnover rate	2,837%		4,424%

__________
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for each period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(d) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(e) Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

CMG Absolute Return Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

October 31, 2010

1.

ORGANIZATION

CMG Absolute Return Strategies Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company.

The Fund currently offers Class A and Class C shares.    Class C shares are offered at net asset value and are subject to a 1.00% deferred sales charge on redemptions made within one year of purchase.   Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.   Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The investment objective of the Fund is to generate absolute return. The Fund commenced operations on May 1, 2009.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation.  The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”).  Underlying funds are valued at their respective net asset values as reported by such investment companies.  The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Board of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share.  The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Fund’s Board of Trustees (the “Board”), pursuant to the procedures (the “Procedures”) approved by the Board.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.   Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

CMG Absolute Return Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

October 31, 2010

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of October 31, 2010 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$ 620,800	$ -	$ -	$ 620,800
Mutual Funds	35,772,753	-	-	35,772,753
Short Term Investments	-	76,638,182	-	76,638,182
Total Investments in Securities	36,393,553	76,638,182	-	113,031,735
Derivative Instruments*	1,220,569	-	-	1,220,569
Total	$ 37,614,122	$ 76,638,182	$ -	$ 114,252,304

                                                            *Derivative instruments include cumulative unrealized gain on futures contracts open at October 31, 2010.

                                                             The Fund did not hold any Level 3 securities during the period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

CMG Absolute Return Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

October 31, 2010

Derivatives Disclosure –

Fair Values of Derivative Instruments in the Fund as of October 31, 2010:

Balance Sheet	Asset Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Fair Value

Futures on foreign currency	Receivables, Net Assets -
contracts	Unrealized Appreciation	$ 1,184,117	*

Futures on interest rate	Receivables, Net Assets -
contracts	Unrealized Appreciation	36,452	*

$ 1,220,569

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The effect of Derivative Instruments on the Statement of Operations for the six months ended October 31, 2010:

Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Futures on foreign currency	Net realized gain on future contracts/ Net change in
contracts	unrealized appreciation on futures contracts	$ (451,692)	$ 350,813

Futures on interest rate	Net realized gain on future contracts/ Net change in
contracts	unrealized appreciation on futures contracts	-	36,452

Total		$ (451,692)	$ 387,265

Futures Contracts – The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective.  To manage foreign currency risk, the Fund may purchase or sell futures contracts.  Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities.  Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account.  Periodically, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account.  When a contract is closed, the Fund recognizes a realized gain or loss.  Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.  With futures contracts, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.  Futures contracts outstanding at year end are listed after the Fund’s portfolio of investments.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

CMG Absolute Return Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

October 31, 2010

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2010 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid at least annually and are recorded on the ex-dividend date.  The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (e.g., deferred losses, mark-to-market on open Section 1256 contracts) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by CMG Capital Management Group, Inc. (the “Adviser”).  Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.75% of the average daily net assets of the Fund.  For the six months ended October 31, 2010, the Adviser earned advisory fees of $970,875.  The Adviser manages a portion of the Fund’s portfolio directly and allocates the remaining balance of the Fund’s assets among the Fund’s sub-advisers.  The Fund’s sub-advisers are Anchor Capital Management Group, Inc., AIFS, LLC, Heritage Capital, LLC, Howard Capital Management, Inc., Scotia Partners, Ltd., and Traub Capital Management, LLC.  The Adviser pays each sub-adviser a portion of its advisory fee.

The Adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until November 30, 2011, to ensure that Net Annual Fund Operating Expenses for each class of shares (exclusive of any front-end or contingent deferred sales loads, Distribution and Shareholder Servicing (12b-1) fees, taxes, interest, brokerage commissions, dividend expense on securities sold short, acquired or underlying fund fees and expenses, or extraordinary expenses such as litigation or reorganization costs) will not exceed 2.50% of the Fund’s average daily net assets attributable to such class of shares.  During the six months ended October 31, 2010, there were no fees waived by the Adviser.

Advisory fee waivers or expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  As of October 31, 2010, there were no fee waivers or expense reimbursements subject to recapture by the Adviser.

CMG Absolute Return Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

October 31, 2010

The Fund has entered into separate servicing agreements with GFS, whereby GFS will provide administrative, fund accounting and transfer agency services to the Fund.  Agreements are as follows:

Administration - The Fund pays GFS a basis point fee in decreasing amounts as Fund assets reach certain breakpoints.  The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly and are equal to the greater of the annual minimum or the basis point fees.  The annual minimum is $40,000 and the basis point fees are:

10 basis points or 0.10% per annum on the first $100 million in net assets

  8 basis points or 0.08% per annum on the next $150 million in net assets

  6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting - Total charges for Fund Accounting services include fees and out-of-pocket expenses.  The Fund pays GFS a base annual fee of $24,000 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

  2 basis points or 0.02% on net assets of $25 million to $100 million

  1 basis point or 0.01% on net assets greater than $100 million

Transfer Agent - For the services rendered by GFS, in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges. The fees are billed monthly as follows:

The greater of the annual minimum or per account charges.  The annual minimum is $15,000 per class and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

The expenses incurred by the Fund for such services provided by GFS are disclosed in the Statement of Operations.

A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.  In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the six months ended October 31, 2010, the Fund incurred expenses of $12,357 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the six months ended October 31, 2010, GemCom received $5,252 for providing such services.  The Printing Expense listed in the Statement of Operations includes the fees paid to GemCom.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Board of Trustees of the Northern Lights Fund Trust has adopted, on behalf of the Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, the Fund may pay up to 0.40% and 1.00% for Class A and Class C, respectively, per year of its average daily net assets for such distribution and shareholder service activities.  During the six months ended October 31, 2010, $214,189 and $19,312 were accrued under the Plan for Class A and Class C, respectively.

CMG Absolute Return Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

October 31, 2010

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the six months ended October 31, 2010, the Distributor received underwriter commissions of $4,365 for sales of Class A shares and $50 for sales of Class C shares which were redeemed within one year of purchase.

Trustees – The Fund pays its pro rata share of a total fee of $12,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. The Fund pays the chairperson of the audit committee its pro rata share of an additional $2,500 per quarter.   The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments and U.S. Government securities, for the six months ended October 31, 2010 amounted to $1,078,517,644 and $1,090,609,521, respectively.

5.

TAX COMPONENTS OF CAPITAL

As of April 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Accumulated	Unrealized	Total
Ordinary	Long-Term	Loss	Capital &	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Other (Losses)	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ (788,810)	$ -	$ (642,924)	$ (1,431,734)

The difference between book basis and tax basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales and mark-to-market on open futures contracts.

At April 30, 2010, the Fund had capital loss carry forwards for federal income tax purposes of $788,810 available to offset future capital gains, if any.  The capital loss carry forwards will expire on April 30, 2018.

Permanent book and tax differences, attributable to net operating losses, resulted in reclassification for the year ended April 30, 2010 as follows: a decrease in paid-in-capital of $1,263,374 and a decrease in undistributed net investment loss $1,263,374.

6.

NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Certain disclosures required by ASU No. 2010-06 are effective for interim and annual periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

CMG Absolute Return Strategies Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

October 31, 2010

7.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

CMG Absolute Return Strategies Fund

EXPENSE EXAMPLE (Unaudited)

October 31, 2010

As a shareholder of the CMG Absolute Return Strategies Fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the CMG Absolute Return Strategies Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2010 through October 31, 2010.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the CMG Absolute Return Strategies Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as contingent deferred sales charges (loads).  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/10	Ending Account Value 10/31/10	Annualized Expense Ratio	Expense Paid During Period 5/1/10 – 10/31/10**
Actual
Class A	$1,000.00	$1,007.32	2.48%	$12.55
Class C	$1,000.00	$1,004.22	3.08%	$15.56
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,012.70	2.48%	$12.58
Class C	$1,000.00	$1,009.68	3.08%	$15.60

** Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six-month period ended October 31, 2010 (184) divided by the number of days in the fiscal year (365).

Portfolio Analysis as of October 31, 2010 (Unaudited)

Percent of
Net Assets
Short-Term Investments	66.19%
Mutual Funds	30.90%
Common Stocks	0.54%
Other Assets Less Liabilities	2.37%
Total	100.00%

CMG Absolute Return Strategies Fund

ADDITIONAL INFORMATION (Unaudited)

Approval of Sub-Advisory Agreement

In connection with a regular meeting held on March 25, 2010, the Board of the Northern Lights Fund Trust (the “Trust”), including a majority of the Independent Trustees, discussed the approval of the sub-advisory agreement between CMG Capital Management Group, Inc. (the “Adviser”) and Howard Capital Management, Inc. (“Howard” or the “Sub-Adviser”) and the Trust on behalf of CMG Absolute Return Strategies Fund (“CMG”) (the “Sub-Advisory Agreement”). In considering the proposed Sub-Advisory Agreement, the Board received materials specifically relating to the Sub-Advisory Agreement. These materials included: (a) information on the investment performance of the Sub-Adviser’s similarly managed accounts and appropriate indices with respect to the Fund; (b) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions; (c) the overall organization of the Sub-Adviser; and (d) investment management staffing.

In its consideration of the proposed Sub-Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Sub-Advisory Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of the Sub-Adviser’s research capabilities and the experience of its fund management personnel.  The Trustees concluded that the Sub-Adviser has the ability to provide a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the experience of the portfolio managers and the prior performance of the Sub-Adviser with its existing accounts.  The Board concluded that the Sub-Adviser has potential to deliver favorable performance.

Fees and Expenses.  The Board noted that the Sub-Adviser would charge a 0.50% annual sub-advisory fee, based upon the average net assets of the Fund. The Trustees noted that the advisory fee and expenses ratio for CMG were not expected to change as a result of adding Howard as a Sub-Adviser.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the size of CMG, economies of scale was not a relevant consideration.

 Profitability.  The Board, including the Independent Trustees, considered the anticipated profits to be realized by the Sub-Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  They also considered the profits to be realized by the Sub-Adviser from other activities related to the Fund.  The Trustees concluded that Howard’s level of profitability from its relationship with CMG would not be excessive.

 Conclusion. Having requested and received such information from the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the Sub-Advisory fee structure is fair and reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously approved the proposed Sub-Advisory Agreement.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Fund is committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Fund believes that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Fund does not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law.  For example, the Fund is permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Fund maintains physical, electronic, and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

The Privacy Policy is not part of these Financial Statements

CMG ABSOLUTE RETURN STRATEGIES FUND

Adviser	CMG Capital Management Group, Inc. 150 N. Radnor-Chester Road, Suite A150, Radnor, Pennsylvania 19087
Distributor	Northern Lights Distributors, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Legal Counsel	Thompson Hine LLP 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137
Custodian	Fifth Third Bank 38 Fountain Square Plaza Cincinnati, OH 45263

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-CMG-9456 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-866-CMG-9456.

CMG Absolute Return Strategies Fund

 4020 South 147th St. •Suite 2 • Omaha, NE 68137

1-866-CMG-9456

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

 (a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

            Andrew B. Rogers, President

Date

1/6/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

           Andrew B. Rogers, President

Date

1/6/11

By (Signature and Title)

/s/ Kevin E. Wolf

            Kevin E. Wolf, Treasurer

Date

1/6/11